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                                 Exhibit  10.4
                 Employee Stock Purchase Plan of the Registrant dated May 18, 1995, as amended and restated effective as of May 9, 1996




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                       NORWOOD PROMOTIONAL PRODUCTS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the Employee Stock Purchase Plan of Norwood Promotional Products, Inc., as amended and restated effective as of May 9, 1996.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.       Definitions.

         (a)     "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" shall mean the common stock, no par value, of the Company.

         (d) "Company" shall mean Norwood Promotional Products, Inc., a Texas corporation, or any successor which adopts this Plan.

         (e) "Compensation" for the Offering Period shall mean the regular gross earnings excluding overtime and bonuses paid to the Employee by the Employer.

         (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence that meets the requirements of paragraph 10(b).

         (g) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and for more than five (5) months in the calendar year by an Employer and whose wages are subject to withholding for purposes of federal income taxes.

         (h) "Employer" shall mean the Company and each of its Subsidiaries, excluding any Subsidiary that has declined to participate in the Plan.

         (i)     "Enrollment Date" shall mean the first day of each Offering
                 Period.

         (j)     "Exercise Date" shall mean the last day of each Offering
                 Period.

         (k) "Exercise Price" shall have the meaning as defined in paragraphs 7(b) and 7(c).

         (l) "Offering Period" shall mean the period of six (6) months during which an option granted pursuant to the Plan may be exercised, as described in paragraph 4.

         (m) "Participant" shall mean an Eligible Employee in Continuous Status as an Employee who has been offered the opportunity to purchase Common Stock hereunder and who has elected to participate herein.

         (n) "Participant Account" shall mean that separate account maintained hereunder to record the amount that a Participant has contributed to the Plan.

         (o) "Plan" shall mean the Norwood Promotional Products, Inc. Employee Stock Purchase Plan.

         (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which at the time of the granting of the option pursuant to paragraph 7, not less than 50% of the total combined voting power of all classes of stock are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the




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         Company or a Subsidiary.

         (q) "One Year of Service" shall mean a consecutive three hundred sixty-five (365) day period, beginning the day of the year on which an Employee commences employment with an Employer or a Subsidiary.

         (r) "Plan Custodian" shall mean Boatmen's Trust Company or any successor appointed by the Company.

3.       Eligibility.

         (a) General Rule. Any Employee, as defined in paragraph 2, who has completed One Year of Service and is employed by an Employer on a given Enrollment Date shall be eligible to participate in the Plan as an "Eligible Employee," subject to the requirements of paragraph 5(a) and the limitations imposed by section 423(b) of the Code. Any Eligible Employee who terminates employment and rehires with an Employer shall not be required to complete another One Year of Service.

         (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option to purchase Common Stock under the Plan if:

                 (i) Immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock (including for purposes of this paragraph 3(b) any stock he/she holds outstanding options to purchase) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary computed in accordance with the Code 423(b)(3), or

                 (ii) Such option would permit such Employee's right to purchase stock under all employee stock purchase plans (described in section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, in accordance with the provisions of Code 423(b)(8).

4. Offering Periods. The first Offering Period shall begin July 1, 1996 and end December 31, 1996, unless terminated earlier in accordance with paragraph 19. Absent action by the Board, each subsequent Offering Period shall be for a period of six (6) months, and after December 31, 1996 new Offering Periods shall commence on each January 1 and July 1. The Board shall have the power to change the duration of the Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

5.       Participation.

         (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement, in a form substantially similar to Exhibit A attached to the Plan ("Subscription Agreement"), and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date, unless a later time for filing the Subscription Agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

         (b) An Eligible Employee may waive his right to participate for any Offering Period by declining to authorize a payroll deduction. Such declination must be filed in writing in the time and manner specified by the Company. The filing of a written declination shall result in the Employee's waiver of participation for the current Offering Period and all subsequent Offering Periods and shall be irrevocable with respect to the current Offering Period. Except as otherwise provided in this paragraph, an Employee's waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Offering Periods.

6.       Payment for Common Stock.

         (a) At the time a Participant files his or her Subscription Agreement, such Participant shall elect to have payroll deductions made on each pay date during the Offering Period at the rate not to exceed fifteen percent (15%) of the Compensation which he or she receives on each pay date during the Offering Period, provided that the aggregate





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                 amount of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the Participant's aggregate Compensation during said Offering Period.

         (b) All payroll deductions made by a Participant shall be credited to his or her Participant Account under the Plan.

         (c) A Participant may discontinue or change the rate of his or her payroll deductions during the Offering Period by completing and filing with the Human Resources Department of the Company a new Subscription Agreement. Such change or discontinuance shall be effective as soon as administratively feasible after the Company's receipt of the new Subscription Agreement.

7.       Grant of Option.

         (a) On the Enrollment Date of each Offering Period each Eligible Employee in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period up to a number of whole shares of the Company's Common Stock determined by dividing fifteen percent (15%) of the Eligible Employee's Compensation by the Exercise Price on the Exercise Date for such Offering Period; provided, however, that the number of shares subject to such option shall be reduced, if necessary, to a number of shares which would not exceed the limitations described in paragraph 3(b) or paragraph 12(a) hereof. In addition, the maximum number of shares any Participant may be granted an option to purchase in any Offering Period is one thousand five hundred (1500) shares. The Exercise Price of a share of the Company's Common Stock shall be determined as provided in paragraph 7(b) herein.

         (b) Subject to paragraph 7(c) the exercise price per share of the shares offered in a given Offering Period (the "Exercise Price") shall be 85% of the average fair market value of a share of the Common Stock during such Offering Period. The fair market value of the Company's Common Stock during a given Offering Period shall be the average of the closing prices of Common Stock as reported by the Nasdaq Stock Market (or reported on such other national exchange as it may, from time to time, be reported on) for the first trading day of each calendar month during such Offering Period, unless the Common Stock ceases to be traded on the Nasdaq Stock Market or a national exchange. If the Common Stock ceases to be traded on the Nasdaq Stock Market or a national exchange, its average fair market value shall be determined by the Board in its discretion. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the fair market value of Common Stock shall be inconsistent with Code 423 or the regulations thereunder.

         (c) In no event shall the exercise price per share of the shares offered in a given Offering Period be less than the lesser of
                 (i) 85% of the fair market value of a share of the Common Stock on the Exercise Date or (ii) 85% of the fair market value of a share of the Common Stock on the Enrollment Date of such Offering Period. The fair market value of the Company's Common Stock on a given date shall be the closing price of such Stock as reported by the Nasdaq Stock Market (or reported on such other national exchange as it may, from time to time, be reported on) for the Exercise Date or the Enrollment Date, as the case may be, (or if the Common Stock did not trade on such date, for the most recent trading day preceding the Exercise Date or the Enrollment Date, as the case may be, on which the Common Stock traded), unless the Common Stock ceases to be traded on a national exchange. If the Common Stock ceases to be traded on a national exchange, its fair market value shall be determined by the Board in its discretion. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the fair market value of Common Stock shall be inconsistent with Code 423 or the regulations thereunder.

8. Exercise of Option. The Participant's option for the purchase of Common Stock will be exercised automatically on each Exercise Date of each Offering Period, and the maximum number of shares subject to such option computed to the fourth decimal will be purchased at the applicable exercise price with the funds in his or her Participant Account and held in the Participant Account unless prior to such Exercise Date the Participant has withdrawn from the Offering Period pursuant to paragraph 10. During a Participant's lifetime a Participant's option to purchase shares hereunder is exercisable only by such Participant.

9. Delivery and Voting. Shares issued pursuant to the exercise of the option will be held in custody by the Plan Custodian until withdrawal by the Participant. The Participant may request a certificate for full shares held in his or her Participant Account immediately after the Exercise Date or as of the 10th of any month thereafter. A Participant shall be entitled to vote any shares held by the Plan Custodian in his or her Participant account by furnishing instructions to the Plan Custodian.





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Unless directions are given by the Participant, the shares shall not be voted.

10.      Withdrawal; Termination of Employment.

         (a) A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Participant Account and not yet used toward the exercise of his or her option under the Plan at any time by giving written notice to the Company on a form substantially similar to Exhibit B attached to this Plan. Withdrawal shall be effective no earlier than the date such notice is received by the Board or the committee appointed by the Board pursuant to paragraph 13. All of the Participant's payroll deductions credited to his or her Participant Account will be paid to such Participant promptly after receipt of his or her notice of withdrawal. A withdrawal of a Participant's Participant Account shall terminate the Participant's participation for the Offering Period in which the withdrawal occurs, and no further payroll deductions for the purchase of shares will be made during that Offering Period.

         (b) Upon termination of the Participant's Continuous Status as an Employee of the Company for any reason, he or she will be deemed to have elected to withdraw from the Plan and any full shares held by the Plan Custodian for the Participant will be issued in the name of the Participant and mailed together with a check for any fractional shares. Any funds credited to his or her Participant Account and not then used toward the exercise of his or her option under the Plan will be returned to such Participant and his or her option will be cancelled; provided, however, that a Participant who goes on a leave of absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to the beginning of such leave of absence. If such Participant is not guaranteed re-employment by contract or statute and the leave of absence exceeds ninety (90) days, such Participant shall be deemed to have terminated employment on the ninety-first day of such leave of absence. Payroll deductions for a Participant who has been on a leave of absence will resume upon return to work at the same rate as in effect prior to such leave unless changed by such Participant or unless the leave of absence begins in one Offering Period and ends in a subsequent Offering Period, in which case the Participant shall not be permitted to re-enter the Plan until a new Subscription Agreement is filed with respect to an Offering Period which commences after such Participant has returned to work from the leave of absence.

         (c) A Participant's withdrawal from one Offering Period will not have any effect upon his or her eligibility to participate in a different Offering Period or in any similar Plan which may hereafter be adopted by the Company.

11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

12.      Stock.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be fifty thousand (50,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. Either authorized and unissued shares or issued shares heretofore or hereafter reacquired by the Employer may be made subject to purchase under the Plan, in the sole and absolute discretion of the Board. Further, if for any reason any purchase of Common Stock under the Plan is not consummated, shares subject to such purchase agreement may be subjected to a new Subscription Agreement under the Plan. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares which each Employee shall be allowed to purchase. Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue Common Stock hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of Federal or state securities laws.

         (b) The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised and the shares purchased.

         (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the prior written request of the Participant, in the names of the Participant and his or her spouse.

13. Administration. The Plan shall be administered by the Board or a committee appointed by the Board. If a committee is


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appointed by the Board, such committee shall have all of the powers of the
Board with respect to the Plan except for those powers set forth in paragraph 19 hereof. Members of the Board who are eligible employees are permitted to participate in the Plan; provided, however, that (i) members of the Board who are eligible Employees may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan, and (ii) if a committee is appointed by the Board to administer the Plan, no committee member will be eligible to participate in the Plan. The Board or a committee appointed hereunder shall have the following powers and duties:

         (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

         (b) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

         (c) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, rights of eligibility of an Employee to participate in the Plan;

         (d) To enforce the terms of the Plan and the rules and regulations it adopts;

         (e) To direct the distribution of the shares of Common Stock purchased hereunder;

         (f) To furnish the Employer with information which the Employer may require for tax or other purposes;

         (g) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

         (h) To prescribe procedures to be followed by Participants in electing to participate herein;

         (i) To receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

         (j) To maintain, or cause to be maintained, separate accounts in the name of each Participant to reflect the Participant's Participant Account under the Plan; and

         (k)     To interpret and construe the Plan.

14.      Designation of Beneficiary.

         (a) A Participant may file a written designation of a beneficiary who is to receive any shares from the Participant's Participant Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which an option is exercised but prior to the issuance of such shares. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Participant Account under the Plan in the event of such Participant's death prior to the Exercise Date of the option.

         (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither any monies credited to Participant's Participant Account nor any rights with regard to the exercise of an option to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for





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any corporate purpose, and the Company shall not be obligated to segregate such funds.

17. Reports. Individual Participant Accounts will be maintained for each Participant in the Plan. Statements of Participant Account will be given to participating Employees promptly following an Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization. If an option under this Plan is exercised subsequent to any stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurring after such option was granted, as a result of which shares of any class shall be issued in respect of the outstanding shares, or shares shall be changed into a different number of the same or another class or classes, the number of shares to which such option shall be applicable and the option price for such shares shall be appropriately adjusted by the Company. Any such adjustment, however, in the Common Stock shall be made without change in the total price applicable to the portion of the Common Stock purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for each share of Common Stock.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the option. If the Board makes an option fully exercisable, in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

19. Amendment or Termination. The Board may at any time and for any reason terminate or amend the Plan. The Plan shall automatically terminate on the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of shares available for purchase under paragraph
12. In the event of an automatic termination, reserved shares remaining as of such Exercise Date shall be sold to Participants on a pro rata basis, as described in paragraph 12.

Except as specifically provided in the Plan, as required to comply with Code section 423, or as required to obtain a favorable ruling from the Internal Revenue Service, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Shareholder Approval. Commencement of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such shareholder approval shall void the Plan, any stock purchases pursuant to the Plan and all rights of all Participants.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated under both sets of laws, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute, such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in paragraph 21. It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19.

24. No Rights Implied. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Participant Account, or the execution of any participation election form, or the issuance of any shares of Stock, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Employer or Company or any officer, director, or Employee of the Employer or Company, except as expressly provided by the Plan.

25. Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

26. Notice. Any notice required to be given herein by the Employer, the Company or the Board shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

27. Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

28. Successors and Assigns. The Plan shall be binding upon all persons entitled to purchase Common Stock under the Plan, their respective heirs, legatees, and legal representatives upon the Employer, its successors and assigns.

29. Headings. The titles and headings of the paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

30. Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal statute. The obligation of the Employer to sell and deliver Common Stock under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Common Stock.

31. No Liability for Good Faith Determinations. Neither the members of the Board nor any member of the committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase shares of Common Stock granted under it, and members of the Board and the committee (and their delegates) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

32. Participating Employers. This Plan shall constitute the employee stock purchase plan of each Subsidiary which shall be deemed to have adopted this Plan until and unless its board of directors declines in writing to do so. A Subsidiary may withdraw from the Plan as of any Enrollment Date by giving written notice to the Board, which notice must be received by the Board at least thirty (30) days prior to such Enrollment Date.

  IN WITNESS WHEREOF, this Employee Stock Purchase Plan has been executed this
            18th day of May, 1995, effective as of August 1, 1995.

                                     NORWOOD PROMOTIONAL PRODUCTS, INC.

                                               /s/ Robert P. Whitesell
                                     ------------------------------------------
                                               By:  Robert P. Whitesell
ATTEST:                              Its President and Chief Operating Officer


/s/ J. Max Waits
- ----------------------------------
J. Max Waits
Secretary





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                                   EXHIBIT A

                       NORWOOD PROMOTIONAL PRODUCTS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

     I, ____________________________________, have read the attached prospectus explanation of the Norwood Promotional Products, Inc. (the "Company") Employee Stock Purchase Plan. I have decided: (check one)

         _____NOT to participate.

         _____TO PARTICIPATE. I wish to purchase that amount of common stock that can be purchased with (select only one) $_____ per pay period (enter a dollar amount no greater than fifteen percent (15%) of your Compensation) or ______% of my Compensation per pay period (enter the percentage of your compensation from 1 to 15, in increments of 1, that you elect to contribute).

         _____TO STOP my current payroll deductions and withdraw from the current Offering Period. Please pay to me, as promptly as possible, all cash amounts in my account.

     In order to pay for the shares of Company common stock that I have elected to purchase, I irrevocably authorize my Employer to deduct the percentage of my compensation that I specified above from my pay each pay period while this election is in effect.

     I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the Offering Period in the maximum number of shares computed to the fourth decimal place that the amount of funds in my Participant Account will buy.

     I have read a copy of the NORWOOD PROMOTIONAL PRODUCTS, INC. EMPLOYEE STOCK PURCHASE PLAN (included in the Company's most recent booklet that describes the Stock Purchase Plan) and a copy of the INFORMATION STATEMENT FOR PARTICIPANTS. I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

     In the event of my death, I hereby designate the following as my beneficiary to receive all payments and shares due me and not yet purchased or issued under the Stock Purchase Plan:

Name and Address of Designated Beneficiary:       Relationship:

- -------------------------------------------       -----------------------------

- -------------------------------------------

- -------------------------------------------

Name and Address of Participant:

- -------------------------------------------

- -------------------------------------------

- -------------------------------------------

Signature:                                        Date:
          ---------------------------------            ------------------------

                                   EXHIBIT B

                      NORWOOD PROMOTIONAL PRODUCTS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                         NOTICE OF WITHDRAWAL FROM PLAN

By signing this form, I hereby notify the Company that effective as of the end of the next payroll period following receipt of this form by the Company (the "Withdrawal Date"), I withdraw from the Stock Purchase Plan. Pay to me as promptly as possible following the Withdrawal Date all cash amounts in my Participant Account. Also deliver to me all whole shares of stock in my account and a check for any partial shares. I understand and agree that by withdrawing from the Plan no further payroll deductions or stock purchases will take place.

Name and Address of Participant (please print):

- ----------------------------------------------------

- ----------------------------------------------------

- ----------------------------------------------------


Signature:
          ------------------------------------------

Date:
     -----------------------------------------------

Date Received:
              --------------------------------------